                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
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/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                           FLAG INVESTORS REAL ESTATE
                             SECURITIES FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                      [LETTERHEAD OF FLAG INVESTORS FUNDS]



July 17, 1997



Dear Shareholders:

The enclosed proxy statement relates to a special meeting of the Shareholders of the Flag Investors Real Estate Securities Fund, Inc. (the "Fund").

On April 6, 1997, Alex. Brown Incorporated, the parent corporation of the Fund's investment advisor, entered into a definitive agreement to merge into a subsidiary of Bankers Trust New York Corporation. Due to the pending change in control of Alex. Brown Incorporated, we are asking you to approve new investment advisory agreements for the advisor and sub-advisor. The same advisor and sub-advisor will continue to provide these services to your Fund. The new agreements are substantially the same as the current agreements.

We are also asking shareholders to elect a board of directors. All eight nominees currently serve as directors although two were appointed to fill vacancies and were not previously elected by Shareholders. This election will give the Fund flexibility to fill vacancies in the future. Also, with the resignation of two existing interested directors, the percentage of independent directors is being increased to 75% of the board members.

These proposals have been unanimously approved by your Fund's Board of Directors, who recommend you vote for the proposals. Your vote is important and your participation in the governance of the Fund does make a difference.


                                                     Sincerely,

                                                     /s/ Richard T. Hale
                                                     -------------------

                                                     Richard T. Hale
                                                     Chairman

                                PRELIMINARY COPY
                           FLAG INVESTORS REAL ESTATE
                              SECURITIES FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                              ---------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 14, 1997


TO THE SHAREHOLDERS OF FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.


     You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Real Estate Securities Fund, Inc. (the "Fund") on Thursday, August 14, 1997, at 10:45 a.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202, for the purpose of considering the proposals set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:


   PROPOSAL 1:  To consider and act upon a proposal to elect a Board of
                Directors of the Fund.


   PROPOSAL 2:  To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.


   PROPOSAL 3:  To approve or disapprove a new Sub-Advisory Agreement among the
                Fund, Investment Company Capital Corp. and ABKB/LaSalle Securities Limited Partnership.


     Only shareholders of the Fund at the close of business on June 25, 1997 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.


     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                        Scott J. Liotta
                                        Vice President and Secretary


Dated: July 17, 1997

                                PRELIMINARY COPY
                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 AUGUST 14, 1997


     This Proxy Statement is furnished by the Board of Directors of Flag Investors Real Estate Securities Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Thursday, August 14, 1997, at 10:45 a.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in The Conference Room on the 30th Floor of The Alex. Brown Building, One South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about July 17, 1997.


     The primary purpose of the Special Meeting is to permit the Fund's shareholders to consider a new Investment Advisory Agreement and a new Sub-Advisory Agreement to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of April 6, 1997 (the "Merger"), between Bankers Trust New York Corporation and Alex. Brown Incorporated. This action is necessary to avoid the possibility that the Merger could result in assignment and, therefore, termination of the Fund's current Investment Advisory Agreement and Sub-Advisory Agreement. It is contemplated that, after the Merger, Investment Company Capital Corp. ("ICC" or the "Advisor") will remain the investment advisor to the Fund and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle" or the "Sub-Advisor") will remain the sub-advisor to the Fund. The Fund's new Investment Advisory Agreement and Sub-Advisory Agreement are identical to the Fund's current Investment Advisory Agreement and Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations. Shareholders will also be asked to elect a slate of Directors.


     If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 10:45 a.m. Eastern Standard Time on Thursday, August 14, 1997. No postage is required if the Proxy is mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund ("Proposal 1"), FOR the new Investment Advisory Agreement ("Proposal 2") and FOR the new Sub-Advisory Agreement ("Proposal 3"). All shareholders of the Fund are entitled to vote on each Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.


     The close of business on June 25, 1997, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 2,657,610.922 shares outstanding, consisting of 2,187,562.338 Flag Investors Real Estate Securities Fund Class A Shares and 470,048.584 Flag Investors Real Estate Securities Fund Class B Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

     The expenses of the Special Meeting will be borne by the Fund, except that the incremental costs associated with Proposals 2 and 3 will be borne by ICC and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of ICC and ABKB/LaSalle (collectively, the "Advisors").

     The Fund will furnish to shareholders, without charge, a copy of the Annual Report for its fiscal year ended December 31, 1996, upon request. The Annual Report of the Fund may be obtained by written request to the Fund, One South Street, Baltimore, Maryland 21202 or by calling (800) 767-FLAG.

     The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.


PROPOSAL 1: To consider and act upon a proposal to elect a Board of Directors of the Fund.

     At the Special Meeting, it is proposed that eight Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Richard T. Hale, James J. Cunnane, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel, Truman T. Semans and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). All of the Nominees are currently members of the Board of Directors. Messrs. Hale, Cunnane, Kroeger, Levy, McDonald and Semans were last elected by the sole shareholder of the Fund on December 27, 1994. Mr. Vogt and Ms. Rimel were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Mr. Harry Woolf retired from the Board effective December 31, 1996. Mr. Charles W. Cole, Jr. and Mr. Robert S. Killebrew, Jr. have resigned from the Board, effective upon the election of Directors at the Special Meeting, so that 75% of the Board members will be Disinterested persons within the contemplation of Section 15(f) of the 1940 Act. It is the intention of the Board that at least 75% of its members will be such Disinterested persons for at least three years after the Merger.

     The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Directors may not fill vacancies unless at least two-thirds of the Directors holding office after such vacancies are filled have been elected by the shareholders. The Special Meeting will provide the Board with operating flexibility by making it possible for the Board of Directors to fill vacancies that may occur in the future.

     Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

     The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

     Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

     A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors, in which case shareholders may receive assistance in communicating with other shareholders as if the provisions contained in Section 16(c) of the 1940 Act applied. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

Information Regarding Nominees


     The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship, age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services to which ICC or an affiliated person of ICC provides investment advisory or administration services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of May 31, 1997, the Directors and officers of the Fund as a group and the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.




                                             Business Experience                     Shares
   Name and Position                     During the Past Five Years            Beneficially Owned
     with the Fund          Age         (including all directorships)          as of May 31, 1997** Percentage
--------------------------  -----  ------------------------------------------  -------------------  -----------
Richard T. Hale*            51     Managing Director, Alex. Brown & Sons          2,793 shares          ***
 Director and Chairman             Incorporated; Director and President,
 of the Board since 1994           Investment Company Capital Corp.
                                   (registered investment advisor);
                                   Chartered Financial Analyst. Director of
                                   each fund in the Fund Complex.
James J. Cunnane            59     Managing Director, CBC Capital                    None               ***
 Director since 1994               (merchant banking), 1993-Present.
                                   Formerly, Senior Vice President and
                                   Chief Financial Officer, General
                                   Dynamics Corporation (defense),
                                   1989-1993; and Director, The Arch Fund
                                   (registered investment company).
                                   Director of each fund in the Fund
                                   Complex.
John F. Kroeger             72     Director/Trustee, AIM Funds (registered           None               ***
 Director since 1994               investment companies). Formerly,
                                   Consultant, Wendell & Stockel
                                   Associates, Inc. (consulting firm) and
                                   General Manager, Shell Oil Company.
                                   Director of each fund in the Fund
                                   Complex.
Louis E. Levy               64     Director, Kimberly-Clark Corporation           1,746 shares          ***
 Director since 1994               (personal consumer products) and
                                   Household International (finance and
                                   banking); Chairman of the Quality
                                   Control Inquiry Committee, American
                                   Institute of Certified Public Accountants.
                                   Formerly, Trustee, Merrill Lynch Funds
                                   for Institutions, 1991-1993; Adjunct
                                   Professor, Columbia University-Graduate
                                   School of Business, 1991-1992; Partner,
                                   KPMG Peat Marwick, retired 1990.
                                   Director of each fund in the Fund
                                   Complex.


                                         Business Experience                    Shares
 Name and Position                     During the Past Five Years         Beneficially Owned
   with the Fund        Age           (including all directorships)       as of May 31, 1997**   Percentage
----------------------  -----  ------------------------------------------  -------------------  -----------
Eugene J. McDonald      65     President, Duke Management Company                None              ***
 Director since 1994           (investments); Executive Vice President,
                               Duke University (education, research and
                               health care); Director, Central Carolina
                               Bank & Trust (banking), Key Funds
                               (registered investment companies),
                               AMBAC Treasurers Trust (registered
                               investment company) and DP Mann
                               Holdings (insurance). Director of each
                               fund in the Fund Complex.
Rebecca W. Rimel        46     President and Chief Executive Officer,            None              ***
 Director since 1995           The Pew Charitable Trusts; Director and
                               Executive Vice President, The Glenmede
                               Trust Company. Formerly, Executive
                               Director, The Pew Charitable Trusts.
                               Director of 10 funds in the Fund
                               Complex.
Truman T. Semans*       70     Managing Director, Alex. Brown & Sons             None              ***
 Director since 1994           Incorporated; Director, Investment
                               Company Capital Corp. (registered
                               investment advisor). Formerly, Vice
                               Chairman, Alex. Brown & Sons
                               Incorporated. Director of 10 funds in the
                               Fund Complex.
Carl W. Vogt, Esq.      61     Senior Partner, Fulbright & Jaworski              None              ***
 Director since 1996                 L.L.P. (law); Director, Yellow
                               Corporation (trucking). Formerly,
                               Chairman and Member, National
                               Transportation Safety Board; Director,
                               National Railroad Passenger Corporation
                               (Amtrak); and Member, Aviation System
                               Capacity Advisory Committee (Federal
                               Aviation Administration). Director of 9
                               funds in the Fund Complex.

------------
* Denotes an individual who is an "interested person" as defined in the 1940 Act. Such individual's service as Director is conditioned upon Federal Reserve Board approval. (See "The New Advisory Agreement" below.)
** This information has been provided by each Nominee for Director of the Fund. *** As of May 31, 1997, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.


Compensation of Directors

     Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended December 31, 1996. Disinterested Directors' fees attributable to the assets of the Fund totaled approximately $334. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown Incorporated or its affiliates ("Alex. Brown") may be considered to have received remuneration indirectly.

     Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

     The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended December 31, 1996 is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended December 31, 1996 by the Fund Complex is also set forth in the compensation table below.

                              COMPENSATION TABLE

                                                 Aggregate
                                               Compensation     Pension or Retirement
                                                  Payable        Benefits Accrued as
             Name and Position                 from the Fund    Part of Fund Expenses
---------------------------------------------  ---------------  -----------------------
Richard T. Hale, Director and Chairman(1)   ...     $  0                 $0
Charles W. Cole, Jr., Director(1)  ............     $  0                 $0
James J. Cunnane, Director    .................     $114(3)               +
N. Bruce Hannay, Director(4) ..................     $  7(3)               +
Robert S. Killebrew, Jr.,
 Director(1)  .................................     $  0                 $0
John F. Kroeger, Director  ....................     $143(3)               +
Louis E. Levy, Director    ....................     $114(3)               +
Eugene J. McDonald, Director  .................     $114(3)               +
Rebecca W. Rimel, Director    .................     $138(3)               +
Truman T. Semans, Director(1)   ...............     $  0                 $0
Carl W. Vogt, Esq., Director  .................     $137(3)               +
Harry Woolf, Director(6)  .....................     $114(3)               +

                                                Total Compensation
                                                From the Fund and       Number of Funds in
                                                   Fund Complex          Fund Complex for
             Name and Position                 Payable to Directors    Which Director Serves
---------------------------------------------  ----------------------  ----------------------
Richard T. Hale, Director and Chairman(1)   ...       $     0                   12
Charles W. Cole, Jr., Director(1)  ............       $     0                    4(2)
James J. Cunnane, Director    .................       $39,000                   12
N. Bruce Hannay, Director(4) ..................       $ 3,321                   12
Robert S. Killebrew, Jr.,
 Director1  ...................................       $     0                    1
John F. Kroeger, Director  ....................       $49,000                   12
Louis E. Levy, Director    ....................       $39,000                   12
Eugene J. McDonald, Director  .................       $39,000                   12
Rebecca W. Rimel, Director    .................       $39,000                    6(2),(5)
Truman T. Semans, Director(1)   ...............       $     0                    7(2)
Carl W. Vogt, Esq., Director  .................       $39,000                    5(2),(5)
Harry Woolf, Director(6)  .....................       $39,000                   12

------------
(1) Denotes an individual who is an "interested person" as defined in the 1940 Act.
(2) Currently, the number of Funds in the Fund Complex for which Messrs. Cole, Semans and Vogt and Ms. Rimel serve is 8, 10, 9 and 10, respectively.
(3) Of the amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald, Vogt and Woolf and Ms. Rimel, no amount was deferred pursuant to the Fund Complex's Deferred Compensation Plan.
(4) Retired, effective January 31, 1996, and is now deceased.
(5) Ms. Rimel and Mr. Vogt receive proportionately higher compensation from each fund for which they serve as a Director.
(6) Retired, effective December 31, 1996.
+ The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed pension expense for the Fund for the fiscal year ended December 31, 1996 was $533.

     The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has one Participant, a Director who retired effective December 31, 1996, who has qualified for the Retirement Plan by serving fourteen years as a Director in the Fund Complex and who will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996, and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended December 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.


     Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described below. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows:
Messrs. Cunnane (2), Kroeger (14), Levy (2), McDonald (4), Vogt (1) and Ms. Rimel (1).




Years of Service             Estimated Annual Benefits Payable By
------------------               Fund Complex Upon Retirement
                     ---------------------------------------------------
                     Chairman of Audit Committee     Other Participants
                     -----------------------------   -------------------

 6 years                         $ 4,900                    $ 3,900
 7 years                         $ 9,800                    $ 7,800
 8 years                         $14,700                    $11,700
 9 years                         $19,600                    $15,600
10 years or more                 $24,500                    $19,500

Meetings and Committees of the Board of Directors


     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1996. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.


     The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended December 31, 1996, were Messrs. Kroeger (Chairman), Cunnane, Levy, McDonald, Vogt and Woolf and Ms. Rimel each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Audit and Compliance Committee until his retirement on December 31, 1996. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 1996. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.


     The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended December 31, 1996, were Messrs. McDonald (Chairman), Cunnane, Kroeger, Levy, Vogt and Woolf and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Nominating Committee until his retirement on December 31, 1996. The Nominating Committee met once during the fiscal year ended December 31, 1996 and all members attended the meeting.


     The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended December 31, 1996, were Messrs. Woolf (Chairman), Cunnane, Kroeger, Levy, McDonald and Vogt and Ms. Rimel, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Woolf was a member of the Compensation Committee until his retirement on December 31, 1996. Mr. Cunnane became Chairman of the Compensation Committee upon Mr. Woolf's retirement. The Compensation Committee met once during the fiscal year ended December 31, 1996 and all members attended the meeting.

Board Approval of the Election of Directors

     At a meeting of the Board of Directors held June 17, 1997, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.


Shareholder Approval of the Election of Directors

     The Election of the Directors requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.

PROPOSAL 2: To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

     Investment Company Capital Corp. is the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership is the sub-advisor. ICC is an indirect subsidiary of Alex. Brown Incorporated. Alex. Brown Incorporated has entered into an Agreement and Plan of Merger with Bankers Trust New York Corporation (together with its affiliates, "Bankers Trust") under which Alex. Brown Incorporated would merge with and into a subsidiary of Bankers Trust New York Corporation. Under the terms of the Merger, shares of Alex. Brown Incorporated to be exchanged had an aggregate value of approximately $1.7 billion at the time the Merger was announced. As of December 31, 1996, Bankers Trust New York Corporation was the seventh largest bank holding company in the United States with total assets of approximately $120 billion. Its subsidiary, Bankers Trust Company, is a worldwide merchant bank dedicated to serving the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built from its roots as a trust bank founded in 1903. Bankers Trust Company is one of the nation's largest and most experienced investment managers with approximately $227 billion in assets under management globally.

     Bankers Trust is a registered bank holding company subject to the Bank Holding Company Act of 1956, as amended ("BHCA"), and the rules and regulations thereunder. The Board of Governors of the Federal Reserve System has promulgated rules and regulations pursuant to its authority under the BHCA (and taking into consideration certain provisions of the National Banking Act of 1933 generally referred to as the Glass-Steagall Act) that govern the relationship between bank holding company affiliates and mutual funds, such as the Fund, under which certain regulatory approvals will be necessary. However, after the Merger, it is expected that ICC and ABKB/LaSalle will continue to serve as the Advisors.

     The Advisors do not anticipate any reduction in the quality of services now provided the Fund and do not expect that the Merger will result in any material changes in the business of the Advisors or in the manner in which the Advisors render services to the Fund. Nor do the Advisors anticipate that the Merger or any ancillary transactions will have any adverse effect on their ability to fulfill their respective obligations under the new Investment Advisory Agreement or the new Sub-Advisory Agreement or to operate their business in a manner consistent with past business practice.


The Investment Advisory Agreements

     In anticipation of the Merger, the Directors of the Fund, including the Directors who are not (i) parties to the new Investment Advisory Agreement between the Fund and ICC (the "New Advisory Agreement") or (ii) interested persons of any such party (the "Disinterested Directors"), unanimously approved the New Advisory Agreement. The form of the New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.


The Current Advisory Agreement

     The current Investment Advisory Agreement between ICC and the Fund, dated as of August 23, 1994 (the "Current Advisory Agreement"), was last approved by the sole shareholder of the Fund on December 27, 1994. The Current Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on October 1, 1996.

     The Current Advisory Agreement provides that ICC, in return for its fee, will (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchase and sale of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;
(d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services; (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio; (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent; (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy materials, tax returns, reports to the Fund's shareholders and reports to and filings with the SEC and state Blue Sky authorities. Subject to the approval of the Board and the Fund's shareholders, ICC may delegate certain of its duties enumerated above to a sub-advisor.

     The Current Advisory Agreement provides for compensation to ICC, calculated daily and paid monthly, at an annual rate of .65% of the first $100 million of the Fund's average daily net assets, .55% of the next $100 million of the Fund's average daily net assets, .50% of the next $100 million of the Fund's average daily net assets, and .45% of the Fund's average daily net assets exceeding $300 million.

     The Current Advisory Agreement provides that ICC will furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safe-keeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of ICC are not to be deemed exclusive, and ICC is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. ICC's officers or directors may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or directors of ICC, to the extent permitted by law, and officers and directors of ICC are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.


     Following the expiration of its initial two-year term, the Current Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.


     The Current Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities or by ICC, upon 60 days' written notice to the other party. The agreement automatically terminates in the event of its assignment.


     The Current Advisory Agreement obligates ICC, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ICC is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ICC or its officers, directors or employees, or reckless disregard by ICC of its duties under the agreement.


The New Advisory Agreement


     The Board of Directors approved the proposed New Advisory Agreement between the Fund and ICC on June 17, 1997, the form of which is attached as Exhibit A. The form of the proposed New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and initial term; the deletion of provisions relating to state expense limits that have been preempted by federal law; and a proviso to the effect that the obligation of ICC to make its personnel available to serve as officers of the Fund is subject to applicable banking regulations.


     The investment advisory fee as a percentage of net assets payable by the Fund will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the advisory fee to which ICC would have been entitled, would have been identical to that to which it was entitled under the Current Advisory Agreement.


     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement for the Fund and recommended the New Advisory Agreement for approval by the shareholders of the Fund. The New Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.


     In evaluating the New Advisory Agreement, the Board based its determination primarily on its conclusion that there would be a high degree of continuity of services to the Fund and took into account that the Fund's Current Advisory Agreement and the New Advisory Agreement, including their terms relating to the services to be provided thereunder by ICC and the fees and expenses payable by the Fund, are substantially identical.


     The Board was assured on behalf of Alex. Brown and Bankers Trust that they intend to comply with the requirements of Section 15(f) of the 1940 Act.
Section 15(f) provides a non-exclusive safe harbor for an investment advisor to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment advisor that results in an assignment so long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquiror (Alex. Brown and Bankers Trust, respectively, in this case). The Fund would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Merger whereby the investment advisor, or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Alex. Brown and Bankers Trust are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the Merger. Alex. Brown and Bankers Trust have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Merger.

     The Board also considered the terms of the Merger and the possible effects of the Merger upon the Advisor's organization and upon the ability of the Advisor to provide advisory services to the Fund. The Board considered the skills and capabilities of the Advisor in this regard and the representations of Alex. Brown and Bankers Trust that no material change was planned in the current management or facilities of the Advisor.

     The Board was also informed of the resources of Bankers Trust that could be made available to the Advisor and the Fund. Although the Board focused primarily on the continuity of services to the Fund, the Directors did consider Bankers Trust's experience as advisor and service provider to a family of mutual funds. They also received preliminary information about Bankers Trust's ability to provide other services, including custody.

     The Board also considered the effect on the Fund of ICC becoming an affiliated person of Bankers Trust. In particular, the Board considered the potential impact of banking laws and steps that might be necessary to secure Federal Reserve Board approval of the Merger. In this regard, the Board also considered the likelihood that the Fund will have to engage an independent principal underwriter after the Merger but that Alex. Brown & Sons will continue to be able to provide services to its clients in connection with shareholder accounts with the Fund. The Board also considered the fact that the continued ability of Alex. Brown personnel to serve as Directors or officers of the Fund was subject to Federal Reserve Board approval. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Bankers Trust. For example, absent exemptive relief, the Fund will be prohibited from entering into securities transactions in which Alex. Brown or Bankers Trust acts as a principal. Currently the Fund is prohibited from entering into transactions in which Alex. Brown acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Alex. Brown or Bankers Trust is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Alex. Brown is acting as an underwriter. In this connection, management of the Advisor represented to the Board that it does not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

     The Board also considered that the costs of the Special Meeting, insofar as they apply to approval of new Advisory Agreements, would be borne by ICC.

     After consideration of the above factors and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Directors, unanimously approved the New Advisory Agreement with respect to the Fund and voted to recommend its approval to the shareholders of the Fund.

     In the event that shareholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, ICC will continue to serve as investment advisor of the Fund pursuant to the terms of the Current Advisory Agreement.

Investment Company Capital Corp.

     ICC is a registered investment advisor that had under management as of May 31, 1997 approximately $5.5 billion, including assets of the Fund and the assets of ICC's other clients. ICC is an indirect subsidiary of Alex. Brown Incorporated. The principal address of each is One South Street, Baltimore, Maryland 21202.

   The following information is provided for each Director and the principal executive officer of ICC.

                   Directors and Principal Executive Officer
                      of Investment Company Capital Corp.

   Name and Position
   with the Advisor                  Address                 Principal Occupation
--------------------------   ---------------------------   ----------------------------
Charles W. Cole, Jr.         One South Street              Managing Director, Alex.
 Chairman                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Richard T. Hale              One South Street              Managing Director, Alex.
 Director and President      Baltimore, Maryland 21202     Brown & Sons Incorporated

David L. Hopkins             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Alvin B. Krongard            One South Street              Chairman, Chief Executive
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated
Margaret-Mary V. Preston     One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Robert F. Price              One South Street              Managing Director and
 Director                    Baltimore, Maryland 21202     General Counsel, Alex.
                                                           Brown & Sons Incorporated
Mayo A. Shattuck III         One South Street              President, Chief Operating
 Director                    Baltimore, Maryland 21202     Officer and Director, Alex.
                                                           Brown Incorporated
Truman T. Semans             One South Street              Managing Director, Alex.
 Director                    Baltimore, Maryland 21202     Brown & Sons Incorporated

Beverly L. Wright            One South Street              Managing Director and Chief
 Director                    Baltimore, Maryland 21202     Financial Officer, Alex.
                                                           Brown & Sons Incorporated

     For the fiscal year ended December 31, 1996, ICC waived all advisory fees due it ($106,045) and reimbursed expenses of $61,823. For the fiscal year ended December 31, 1996, the Fund paid ICC aggregate fees of $15,522 for transfer agency services and $19,225 for accounting services provided to the Fund. For the fiscal year ended December 31, 1996, the Fund paid Alex. Brown & Sons Incorporated an aggregate distribution fee of $68,483. For the fiscal year ended December 31, 1996, ICC paid ABKB/LaSalle an aggregate fee of $3,163 (net of voluntary fee waivers of $62,095) for sub-advisory services.

     As of May 31, 1997, to Fund management's knowledge as provided by the Directors and officers of the Fund, the following Directors and officers of the Fund beneficially owned shares of Alex. Brown Incorporated. Mr. Hale, Chairman and a Director of the Fund and President and a Director of ICC, beneficially owned 90,470 shares of Alex. Brown Incorporated. Mr. Cole, a Director of the Fund and Chairman and a Director of ICC, beneficially owned 4,356 shares of Alex. Brown Incorporated. Mr.

Semans, a Director of the Fund and a Director of ICC, beneficially owned
25,433 shares of Alex. Brown Incorporated. Mr. Robert S. Killebrew, Jr., a Director of the Fund, beneficially owned 73,163 shares of Alex. Brown Incorporated. Mr. William K. Morrill, Jr., President of the Fund and Managing Director of ABKB/LaSalle, beneficially owned 315 shares of Alex. Brown Incorporated. Mr. Edward J. Veilleux, a Vice President of the Fund and Executive Vice President of ICC, beneficially owned 200 shares of Alex. Brown Incorporated. Mr. Joseph A. Finelli, Treasurer of the Fund and a Vice President of ICC, beneficially owned 33 shares of Alex. Brown Incorporated. Ms. Laurie D. Collidge, Assistant Secretary of the Fund, beneficially owned 48 shares of Alex. Brown Incorporated.

Other Funds Advised by ICC with Similar Investment Objectives

     A number of funds in the Flag Investors family of funds invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. The following table provides comparative information on fees paid to ICC pursuant to advisory agreements in effect for such funds.

                                                                         Management Fee
                                                       Assets         (as a percentage of
Fund                                                  (000's)       average daily net assets)
-----                                                 -----------   ---------------------------
Flag Investors Equity Partners Fund, Inc. .........     $170,815(1)   .78% (net of fee waivers)(1)
Flag Investors Emerging Growth Fund, Inc. .........     $ 65,848(2)   .85%(2)
Flag Investors International Fund, Inc.   .........     $ 12,930(3)   .00% (net of fee waivers)(3)
Flag Investors Telephone Income Fund, Inc.   ......     $550,604(4)   .66%(4)
Flag Investors Value Builder Fund, Inc.   .........     $345,426(5)   .82%(5)

------------
(1) Information given for the fiscal year ended May 31, 1997. Absent fee waivers, Management would be .91% of the fund's average daily net assets.
(2) Information given for the fiscal year ended October 31, 1996.
(3) Information given for the fiscal year ended October 31, 1996. Absent fee waivers, Management Fees would be .75% of the fund's average daily net assets.
(4) Information given for the fiscal year ended December 31, 1996.
(5) Information given for the fiscal year ended March 31, 1997.

Shareholder Approval of the New Advisory Agreement

     Approval of the New Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 3: To approve or disapprove a new Sub-Advisory Agreement among the
               Fund, Investment Company Capital Corp. and ABKB/LaSalle Securities Limited Partnership.

     ABKB/LaSalle Securities Limited Partnership is the Fund's sub-advisor. Shareholders are being asked to approve a New Sub-Advisory Agreement to take effect following the consummation of the Merger. For a description of the Merger, together with the factors considered by the Board in its review and analysis of such Merger, please see Proposal 2 on page 7.

The Current Sub-Advisory Agreement

     The current Sub-Advisory Agreement among the Fund, ICC and ABKB/LaSalle, dated December 30, 1994 (the "Current Sub-Advisory Agreement"), was last approved by the sole shareholder of the Fund on December 27, 1994. The Current Sub-Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Disinterested Directors, on October 1, 1996.

     The Current Sub-Advisory Agreement provides that ABKB/LaSalle, in return for its fee, will (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors; (d) take, on behalf of the Fund, all actions which appear to ABKB/LaSalle necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign and otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which ICC considers desirable for inclusion in the Fund's portfolio.

     The Current Sub-Advisory Agreement provides for compensation to ABKB/LaSalle from ICC, calculated daily and paid monthly, at an annual rate of
 .40% of the first $100 million of the Fund's average daily net assets, .35% of the next $100 million of the Fund's average daily net assets, .30% of the next $100 million of the Fund's average daily net assets, and .25% of the Fund's average daily net assets in excess of $300 million.

     The Current Sub-Advisory Agreement provides that ABKB/LaSalle will furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund to the extent that such officers may be required by the Fund for the proper conduct of its affairs. ABKB/LaSalle will maintain, at its expense and without cost to the Fund, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays or causes to be paid all other expenses of the Fund, including, without limitation: payments to ICC under the Current Advisory Agreement, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

     The services of ABKB/LaSalle are not deemed to be exclusive, and ABKB/LaSalle is free to render investment advisory and other services to others, including other investment companies, and to engage in other activities, so long as its services under the agreement are not impaired thereby. Partners of ABKB/LaSalle may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of ABKB/LaSalle, to the extent permitted by law, and partners of ABKB/LaSalle are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

     Following the expiration of its initial two-year term, the Current Sub-Advisory Agreement continues in force and effect from year to year, provided that such continuance is approved at least annually by the Fund's

Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and by the affirmative vote of a majority of the Directors who are not parties to the agreement or "interested persons" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

     The Current Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors, by a vote of a majority of the Fund's outstanding voting securities or by ABKB/LaSalle, upon 60 days' written notice to the other parties. The agreement automatically terminates in the event of its assignment.

     The Current Sub-Advisory Agreement obligates ABKB/LaSalle, in the performance of its duties under the agreement, to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ABKB/LaSalle is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ABKB/LaSalle or its officers, partners or employees, or reckless disregard by ABKB/LaSalle of its duties under the agreement.


The New Sub-Advisory Agreement

     The Board of Directors approved the proposed new Sub-Advisory Agreement among the Fund, ICC and ABKB/LaSalle (the "New Sub-Advisory Agreement") on June 17, 1997, the form of which is attached as Exhibit B. The form of the proposed New Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term and the deletion of provisions relating to state expense limits that have been preempted by federal law.

     The sub-advisory fee as a percentage of net assets payable by ICC will be the same under the New Sub-Advisory Agreement as under the Current Sub-Advisory Agreement. If the sub-advisory fee under the New Sub-Advisory Agreement had been in effect for the Fund's most recently completed fiscal year, the sub-advisory fee to which ABKB/LaSalle would have been entitled would have been identical to that to which it was entitled under the Current Sub-Advisory Agreement.

     The Board held a meeting on June 17, 1997, at which the Board, including the Disinterested Directors, unanimously approved the New Sub-Advisory Agreement for the Fund and recommended the New Sub-Advisory Agreement for approval by the shareholders of the Fund. The New Sub-Advisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Merger. The New Sub-Advisory Agreement will continue in effect for an initial two-year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     In evaluating the New Sub-Advisory Agreement, the Board considered substantially the same factors that led it to approve the New Advisory Agreement, particularly the continuity of services. In this regard, the Board took into account that the Fund's Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, including their terms relating to the services to be provided thereunder by ABKB/LaSalle and the fees and expenses are substantially identical.

     In the event that shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Current Sub-Advisory Agreement will remain in effect and the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the New Sub-Advisory Agreement. If the Merger is not consummated, ABKB/LaSalle will continue to serve as investment advisor of the Fund pursuant to the terms of the Current Sub-Advisory Agreement.


ABKB/LaSalle Securities Limited Partnership

     ABKB/LaSalle is a registered investment advisor and together with its affiliates had, as of May 31, 1997, approximately $2.4 billion in real estate securities under management, almost all of which is in domestic real estate securities. ABKB/LaSalle, a Maryland limited partnership, is one of several entities through which LaSalle Partners Limited Partnership and its affiliates conduct real estate investment advisory and related businesses. ABKB/LaSalle is controlled indirectly by DEL-LPL Limited Partnership, a Delaware limited partnership, whose general partners are M.G. Rose and nine corporations, each of which is owned by one of the following persons: Jonathan E. Bortz; Daniel W. Cummings; Wade W. Judge; William K. Morrill, Jr.; Stuart L. Scott; Robert C. Spoerri; Lynn C. Thurber; Earl E. Webb; and Robert F. Works. The address of ABKB/LaSalle is 100 East Pratt Street, Baltimore, Maryland 21202.

     The following information is provided for each general partner and the principal executive officer of ABKB/LaSalle.





Name and Position with ABKB/LaSalle           Address             Principal Occupation
-------------------------------------   -----------------------   -----------------------
ABKB/LaSalle Securities                 100 East Pratt Street     Real Estate Investment
      Incorporated                      Baltimore, MD 21202
 General Partner
William K. Morrill, Jr.                 ABKB/LaSalle              Managing Director,
 Chief Executive Officer                100 East Pratt Street     ABKB/LaSalle
                                        Baltimore, MD 21202

     For the fiscal year ended December 31, 1996, ICC paid ABKB/LaSalle an aggregate fee of $3,163 (net of voluntary fee waivers of $62,095) for sub-advisory services. For the fiscal year ended December 31, 1996, ICC waived all advisory fees due it ($106,045) and reimbursed expenses of $61,823. For such year, the Fund paid ICC aggregate fees of $15,522 for transfer agency services and $19,225 for accounting services provided to the Fund. For the fiscal year ended December 31, 1996, the Fund paid Alex. Brown & Sons Incorporated an aggregate distribution fee of $68,483.

     Please refer to Proposal 2 -- "Investment Company Capital Corp." on page 11 for information regarding ownership in Alex. Brown Incorporated by Directors and officers of the Fund.


Other Funds with Similar Investment Objectives Sub-Advised by ABKB/LaSalle

     ABKB/LaSalle does not act as advisor or sub-advisor to any other funds with investment objectives similar to those of the Fund.


Shareholder Approval of the New Sub-Advisory Agreement

     Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares whichever is less.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT.

                            ADDITIONAL INFORMATION



Directors and Executive Officers


     Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of May 31, 1997, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown & Sons Incorporated or its affiliates.




                            Position With
        Name                   the Fund          Age
-----------------------  ----------------------  -----
Richard T. Hale*          Director and            51
                          Chairman of the
                          Board since 1994
Charles W. Cole, Jr.*     Director since 1996     61
James J. Cunnane          Director since 1994     59
Robert S. Killebrew, Jr.* Director since 1995     57

John F. Kroeger           Director since 1994     72
Louis E. Levy             Director since 1994     64
Eugene J. McDonald        Director since 1994     65
Rebecca W. Rimel          Director since 1995     46
Truman T. Semans*         Director since 1994     70
Carl W. Vogt, Esq.        Director since 1996     61
William K. Morrill, Jr.   President since 1994    60


                                    Business Experience                      Shares
                                During the Past Five Years             Beneficially Owned
        Name                   (including all directorships)          as of May 31, 1997**    Percentage
-----------------------  -------------------------------------------  ----------------------  -----------
Richard T. Hale*          See "Information Regarding                       2,793 shares           ***
                          Nominees."
Charles W. Cole, Jr.*     Vice Chairman, Alex. Brown Capital                  None                ***
                          Advisory & Trust Company (registered
                          investment advisor); Chairman,
                          Investment Company Capital Corp.
                          (registered investment advisor);
                          Director, Provident Bankshares
                          Corporation and Provident Bank of
                          Maryland. Formerly, President and
                          Chief Executive Officer, Chief
                          Administrative Officer, and Director,
                          First Maryland Bancorp, The First
                          National Bank of Maryland and First
                          Omni Bank; Director, York Bank and
                          Trust Company.
James J. Cunnane          See "Information Regarding                          None                ***
                          Nominees."
Robert S. Killebrew, Jr.* Managing Director, Alex. Brown &                 9,726 shares           ***
                          Sons Incorporated; Certified Financial
                          Analyst and Investment Advisor.
                          Formerly, Senior Portfolio Manager,
                          Brown Asset Management (registered
                          investment advisor), 1974-1995.
John F. Kroeger           See "Information Regarding                          None                ***
                          Nominees."
Louis E. Levy             See "Information Regarding                       1,746 shares           ***
                          Nominees."
Eugene J. McDonald        See "Information Regarding                          None                ***
                          Nominees."
Rebecca W. Rimel          See "Information Regarding                          None                ***
                          Nominees."
Truman T. Semans*         See "Information Regarding                          None                ***
                          Nominees."
Carl W. Vogt, Esq.        See "Information Regarding                          None                ***
                          Nominees."
William K. Morrill, Jr.   Managing Director, ABKB/LaSalle                     None                ***
                          Securities Limited Partnership. Portfolio
                          Manager with ABKB/LaSalle or its
                          predecessors since 1985.

                          Position With
       Name                 the Fund           Age
--------------------  -----------------------  -----
Keith R. Pauley       Executive Vice           33
                      President since 1994
Edward J. Veilleux    Vice President since     53
                      1994
Gary V. Fearnow       Vice President since     52
                      1994
Scott J. Liotta       Vice President since     32
                      1996; Secretary since
                      1997
Joseph A. Finelli     Treasurer since 1995     40
Laurie D. Collidge    Assistant Secretary      31
                      since 1994



                                 Business Experience                      Shares
                             During the Past Five Years             Beneficially Owned
       Name                 (including all directorships)          as of May 31, 1997**    Percentage
--------------------  -------------------------------------------  ----------------------  -----------
Keith R. Pauley       Senior Vice-President, ABKB/LaSalle              1,795 shares           ***
                      Securities Limited Partnership. Portfolio
                      Manager with ABKB/LaSalle or its
                      predecessors since 1986.
Edward J. Veilleux    Principal, Alex. Brown & Sons                    4,088 shares           ***
                      Incorporated; Vice President, Armata
                      Financial Corp. (registered
                      broker-dealer); Executive Vice
                      President, Investment Company Capital
                      Corp. (registered investment advisor).
Gary V. Fearnow       Managing Director, Alex. Brown &                        None            ***
                      Sons Incorporated and Manager, Private
                      Client Marketing, Alex. Brown & Sons
                      Incorporated.
Scott J. Liotta       Manager, Fund Administration, Alex.                     None            ***
                      Brown & Sons Incorporated, July
                      1996-Present. Formerly, Manager and
                      Foreign Markets Specialist, Putnam
                      Investments Inc. (registered investment
                      companies), April 1994-July 1996;
                      Supervisor, Brown Brothers Harriman
                      & Co. (domestic and global custody),
                      August 1991-April 1994.
Joseph A. Finelli     Vice President, Alex. Brown & Sons                      None            ***
                      Incorporated and Vice President,
                      Investment Company Capital Corp.
                      (registered investment advisor),
                      September 1995-Present. Formerly,
                      Vice President and Treasurer, The
                      Delaware Group of Funds (registered
                      investment companies) and Vice
                      President, Delaware Management
                      Company Inc. (investments),
                      1980-1995.
Laurie D. Collidge    Asset Management Department, Alex.                      None            ***
                      Brown & Sons Incorporated,
                      1991-Present.

------------
  * Denotes an individual who is an "interested person" as defined in the 1940 Act.
 ** This information has been furnished by each Director and officer.
*** As of May 31, 1997, the Directors and officers of the Fund as a group (17 persons) beneficially owned an aggregate of less than 1% of the shares of the Fund.


Investment Advisor and Sub-Advisor

     See "Investment Company Capital Corp." on page 11 and "ABKB/LaSalle Securities Limited Partnership" on page 14 for additional information concerning the Advisors.


Principal Underwriter

     Alex. Brown & Sons Incorporated, located at One South Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of Alex. Brown Incorporated, acts as the Fund's principal underwriter.

Portfolio Transactions


     In the fiscal year ended December 31, 1996, the Fund paid Alex. Brown & Sons Incorporated brokerage commissions in the aggregate amount of $480, which represented 1.39% of the Fund's aggregate brokerage commissions and which were paid on transactions that represented 1.35% of the aggregate dollar amount of transactions that incurred commissions paid by the Fund.


Independent Accountants


     A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending December 31, 1997. A representative of Coopers & Lybrand L.L.P. will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.


Beneficial Owners


     To the knowledge of Fund Management, as of the Record Date, the following was a beneficial owner of 5% or more of the outstanding shares of the Fund.



                                 Amount of                 Percent of
   Name and Address         Beneficial Ownership     Total Shares Outstanding
-------------------------   ----------------------   -------------------------
T. Rowe Price, Trustee          190,460 shares                 7.17%
Alex. Brown & Sons Inc.
Plan 100460
Attn: Asset Recon
P.O. Box 17215
Baltimore, MD 21297-0354

Submission of Shareholder Proposals


     As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.


Required Vote


     Approval of Proposal 1 requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of all shares entitled to vote are present in person or by Proxy at the Special Meeting. Approval of Proposals 2 and 3 (the New Advisory and Sub-Advisory Agreements) requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


     Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Special Meeting and will therefore have the effect of counting against Proposals 2 and 3. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the Proposals when they have not received instructions from beneficial owners.

Other Matters

     No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
                                        By Order of the Directors,



                                        Scott J. Liotta
                                        Vice President and Secretary


Dated: July 17, 1997

                                                                      EXHIBIT A
                                  FORM OF NEW
                         INVESTMENT ADVISORY AGREEMENT


     THIS INVESTMENT ADVISORY AGREEMENT is made as of the ________ day of ________________, 1997 by and between FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC., a Maryland corporation (the "Fund"), and INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor").

     WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

     WHEREAS, the Fund and the Advisor desire to enter into an agreement under which the Advisor will provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its service as Advisor.

     2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

       (a) The Fund's Articles of Incorporation, filed with the Department of Assessments and Taxation of the State of Maryland on May 2, 1994 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

       (b) The Fund's By-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-laws");

       (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

       (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on May 5, 1994;

       (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-78648) and under the 1940 Act as filed with the SEC on May 5, 1994 relating to the shares of the Fund, and all amendments thereto; and

       (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   3. Duties of Investment Advisor. In carrying out its obligations under
       Section 1 hereof, the Advisor shall:

       (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

       (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

       (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;


       (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;


       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;


       (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;


       (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;


       (h) supervise the operations of the Fund's custodian, sub-advisor, transfer and dividend disbursing agent;


       (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and


       (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Fund's shareholders and reports to and filing with the SEC.


     4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers other than Alex. Brown & Sons Incorporated ("Alex. Brown") who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.


     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown to execute portfolio transactions for the Fund on an agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other account of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. Alex. Brown and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Advisor or Alex. Brown in any transaction in which the Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with the rules of the SEC.

     5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

       (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

       (c) the provisions of the Articles of Incorporation;

       (d) the provisions of the By-laws; and

       (e) any other applicable provisions of Federal and State law.

     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

       (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.


       (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution, the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and the expenses of the engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   8. Delegation of Responsibilities.

       (a) Subject to the approval of the Board of Directors including a majority of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, and of the shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

       (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

   9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation at an annual rate of .65% of the first $100 million of the Fund's average daily net assets,
 .55% of the Fund's average daily net assets exceeding $100 million but not exceeding $200 million, .50% of the Fund's average daily net assets exceeding $200 million but not exceeding $300 million and .45% of the Fund's average daily net assets exceeding $300 million.

     Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

   10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and

       (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940
   Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   12. Termination. This Agreement may be terminated, without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act) or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

     13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under the Agreement.

     14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund and of the Advisor for this purpose shall be One South Street, Baltimore, Maryland 21202.

     15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.




                           FLAG INVESTORS REAL ESTATE
                            SECURITIES FUND, INC.


Attest:--------------      By:-----------------------------------
                           Name:
                           Title:


[SEAL]                     INVESTMENT COMPANY CAPITAL CORP.




Attest:--------------      By:-----------------------------------
                           Name:
                           Title:

                                                                      EXHIBIT B
                                  FORM OF NEW
                            SUB-ADVISORY AGREEMENT


     THIS AGREEMENT is made as of the _______ day of ________________, 1997 by and among FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and ABKB/LASALLE SECURITIES LIMITED PARTNERSHIP, a Maryland limited partnership (the "Sub-Advisor").

     WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Appointment of Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

     2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

       (a) The Fund's Articles of Incorporation, filed with the Department of Assessments and Taxation of the State of Maryland on May 2, 1994 and all amendments thereto (such Articles of Incorporation, as presently in effect as they shall from time to time be amended are herein called the "Articles of Incorporation");

       (b) The Fund's By-laws and all amendments thereto (such By-laws, as presently in effect as they shall from time to time be amended, are herein called the "Bylaws");

       (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

       (d) The Fund's Notification of Registration Filed Pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on May 5, 1994;

       (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-78648) and under the 1940 Act as filed with the SEC on May 5, 1994 relating to the shares of the Fund, and all amendments thereto; and

       (f) The Fund's most recent prospectus (such prospectus, as presently in effect and all amendments and supplements thereto are herein called "Prospectus").

     The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:


       (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;


       (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

       (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

       (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

       (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

     4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-
Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

     Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Alex. Brown & Sons Incorporated ("Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

     The Fund will not deal with the Sub-Advisor or Alex. Brown in any transaction in which the Sub-Advisor or Alex. Brown acts as a principal with respect to any part of the Fund's order. If Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

     5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.


     6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:


       (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;


       (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;


       (c) the provisions of the Articles of Incorporation;


       (d) the provisions of the By-laws; and


       (e) any other applicable provisions of Federal and State law.


     7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:


       (a) The Sub-Advisor shall furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.


       (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
   Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.


       (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commission chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.


     8. Compensation. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: .40% of the first $100 million of the Fund's average daily net assets, .35% of the Fund's average daily net assets in excess of $100 million but not exceeding $200 million, .30% of the Fund's average daily net assets in excess of $200 million but not exceeding $300 million, and .25% of the Fund's average daily net assets in excess of $300 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.


     9. Additional Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.


     10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.


     11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:


       (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and


       (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.


     12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).


     13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or Directors of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or Directors of the Sub-Advisor to the extent permitted by law; and that the officers and Directors of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm, trust or corporation, including other investment companies.


     14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.


     15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.

Until further notice to the other party, it is agreed that the address of the Sub-Advisor for this purpose shall be 100 East Pratt Street, Baltimore, Maryland 21202, and the address of the Advisor and the Fund shall be One South Street, Baltimore, Maryland 21202.

     16. Questions and Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.




                               FLAG INVESTORS REAL ESTATE SECURITIES
                                FUND, INC.


Attest:------------------      By:-----------------------------------
                               Name:
                               Title:


                               INVESTMENT COMPANY CAPITAL CORP.


Attest:------------------      By:-----------------------------------
                               Name:
                               Title:


                               ABKB/LASALLE SECURITIES LIMITED
                                PARTNERSHIP


Attest:------------------      By:-----------------------------------
                               Name:
                               Title:

FLAG INVESTORS
PROXY SERVICES
P.O. BOX 9148
FARMINGDALE, NY  11735


                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 August 14, 1997

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.

This proxy is for your use in voting on various matters relating to Flag Investors Real Estate Securities Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Scott
J. Liotta, I. Alisa Stesch and Laurie D. Collidge and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on August 14, 1997 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|
                                                          KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY

FLAG INVESTORS REAL ESTATE SECURITIES FUND, INC.

Vote on Directors

1.       To consider and act upon a proposal to elect a Board of Directors.

                           Richard T. Hale                    James J. Cunnane
                           John F. Kroeger                    Louis E. Levy
                           Eugene J. McDonald                 Rebecca W. Rimel
                           Truman T. Semans                   Carl W. Vogt

         |_| FOR ALL

         |_| WITHHOLD ALL

         |_| FOR ALL EXCEPT:


         To withhold authority to vote, mark "FOR ALL EXCEPT" and write the nominee's name on the line below.

---------------------------------------------------------


Vote on Proposals

2. To approve or disapprove a new Investment Advisory Agreement between the Fund and Investment Company Capital Corp.

     |_|  For                   |_|  Against                  |_|  Abstain

3. To approve or disapprove a new Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. and ABKB/LaSalle Securities Limited
     Partnership.

     |_|  For                   |_|  Against                  |_|  Abstain




Please print and sign your name in the space provided to         ________________________________         _____________________
authorize the voting of your shares as indicated and return      Signature [PLEASE SIGN WITHIN BOX]       Date
promptly. When signing on behalf of a corporation,
partnership, estate, trust or in any other representative
capacity please sign your name and title. For joint accounts,    _______________________________          _____________________
each joint owner must sign.                                      Signature (Joint Owners)                 Date


           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.